UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________________________________________

SCHEDULE 14A

__________________________________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

The OLB Group, Inc.

(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE OLB GROUP, INC.
1120 Avenue of the Americas, Fourth Floor
New York, New York 10036

To the Stockholders of The OLB Group, Inc.:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of The OLB Group, Inc. (the “Company”) to be held virtually at http://www.virtualshareholdermeeting.com/OLB2025 on December 19, 2025, at 10:00 a.m. Eastern Time, for the following purposes:

1.      To elect Ronny Yakov, Ehud Ernst, Amir Sternhell and Alina Dulimof as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of RBSM, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.      To approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement; and

4.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025, AND “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

The Board has fixed the close of business on November 25, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VIRTUALLY ATTENDING THE ANNUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024 ARE AVAILABLE ON THE INTERNET AT WWW.OLB.COM/PUBLIC-FILLINGS OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. YOU WILL NEED TO USE THE CONTROL NUMBER APPEARING ON YOUR PROXY CARD TO VOTE PRIOR TO OR AT THE ANNUAL MEETING.

THE OLB GROUP, INC.
1120 Avenue of the Americas, Fourth Floor
New York, New York 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 25, 2025

To the Stockholders of The OLB Group, Inc.:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of The OLB Group, Inc. (the “Company”) to be held virtually at http://www.virtualshareholdermeeting.com/OLB2025 on Friday, December 19, 2025 at 10:00 a.m. Eastern Time, for the following purposes:

1.      To elect Ronny Yakov, Ehud Ernst, Amir Sternhell and Alina Dulimof as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of RBSM, LLC (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.      To approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement; and

4.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Our Board recommends a vote “FOR” the election of each of the Director Nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement.

Stockholders of record of our common stock at the close of business on November 25, 2025 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend this Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Annual Meeting by visiting the website: www.investors.olb.com. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Annual Meeting will be available for ten days before this Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about November 21, 2025.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Ronny Yakov
Ronny Yakov
Chairman and Chief Executive Officer
The OLB Group, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025, AND “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on December 19, 2025: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended December 31, 2024, is available at: https://investors.olb.com/

i

PROXY STATEMENT

THE OLB GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
to be held virtually
at 10:00 a.m. Eastern time on Friday, December 19, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has made these materials available to you in connection with the Company’s solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held virtually on Friday, December 19, 2025 at 10:00 a.m. Eastern time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about November 25, 2025. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to The OLB Group, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting; and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.0001 per share (“Common Stock”) on November 25, 2025 (the “Record Date”) may vote at the Annual Meeting. There were 8,780,749 shares of Common Stock and zero shares of Preferred Stock outstanding on the Record Date. All shares of Common Stock have one vote per share. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 26 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Mr. Patrick Smith, Vice President, Finance, as your representative at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Smith to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.      To elect, Ronny Yakov, Ehud Ernst, Amir Sternhell and Alina Dulimof as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of RBSM, LLC (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.      To approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement; and

4.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board recommends that the stockholders vote “FOR” each of the Director Nominees, “FOR” the ratification of the appointment of RBSM, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Transfer Online, you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)    Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card or in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)    Via telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)    In person.    You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to gain access to the virtual Annual Meeting to vote your shares during the meeting or ask questions during the meeting. You will not be able to vote at the meeting unless you have submitted proof of a legal proxy from your broker, bank or other nominee issued in your name giving you the right to vote your shares.

(4)    By Mail.    You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        sending a written notice to Patrick Smith, our Vice President, Finance, stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•        Voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that will prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and the other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to proposals 2 and 3, you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors, and the approval on an advisory basis of the compensation of our named executive officers are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is “routine” matters and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to approve each of the proposals?

For the Director Election Proposal, the four persons receiving the highest number of affirmative votes at the Annual Meeting will be elected.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock is required to approve each of the other proposals.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “FOR” vote for each of the Director Nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact our Vice President, Finance, Patrick Smith, at (212) 278-0900 or by sending a letter to Mr. Smith at the offices of the Company at 1120 Avenue of the Americas, 4th Floor, New York, NY 10036 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of The OLB Group, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on December 19, 2025, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about November 29, 2025. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/OLB2025 on Friday December 19, 2025 at 10:00 a.m. Eastern Time, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.      To elect Ronny Yakov, Ehud Ernst Amir Sternhill and Alina Dulimof, as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of RBSM, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.      To approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement; and

4.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Recommendations of the Board

Our Board recommends that the stockholders vote “FOR” each of the Director Nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement.

Record Date and Voting Power

Our Board fixed the close of business on November 25, 2025, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Annual Meeting. As of the Record Date, there were 8,780,749 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 8,780,749 votes may be cast at this Annual Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the voting power of the Common Stock outstanding and entitled to vote at the Annual Meeting is represented at the Annual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Votes marked “withheld” and broker non-votes will have no effect on the election of directors.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2025, and to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement. Abstentions will have no effect on the ratification of the appointment of the Auditor, or the approval, on an advisory basis, the compensation of our named executive officers as described in this proxy statement

Brokers may use their discretion to vote shares held by them of record for ratification of the appointment of the Auditor if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Voting

There are four ways to vote:

1.      Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card or; have your proxy card or in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card and will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2.      Via Telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3.      In person.    You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to gain access to the virtual Annual Meeting to vote your shares during the meeting or ask questions during the meeting. You will not be able to vote at the meeting unless you have submitted proof of a legal proxy from your broker, bank or other nominee issued in your name giving you the right to vote your shares.

4.      By mail.    You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our Vice President, Finance, Patrick Smith, at (212) 278-0900 or by sending a letter to Mr. Smith at the offices of the Company at 1120 Avenue of the Americas, 4th Floor, New York, NY 10036 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located 1120 Avenue of the Americas, 4th Floor, New York, NY 10036. The Company’s telephone number at such address is (212) 278-0900.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND PROPOSALS IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Annual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2026 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve, or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of four directors, Ronny Yakov, Ehud Ernst, Amir Sternhell, and Alina Dulimof.

The Nominating Committee (the “Committee”) of the Board indicated its desire to continue with the current composition of the Board. Accordingly, at the Annual Meeting, the four incumbent directors (Ronny Yakov, Ehud Ernst, Amir Sternhell, and Alina Dulimof) were nominated each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current directors that has determined to stand for reelection at the Annual Meeting has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Ronny Yakov has been Chief Executive Officer, Chairman of the Board of Directors, founder and majority shareholder of the Company since 2004. Mr. Yakov has over 25 years of experience of concept-to-print, software and e-commerce marketing experience with Fortune 500 and 1,000 companies and a proven track record of helping clients adapt their businesses to technological developments. In 1996, Mr. Yakov entered into the electronic mail-order catalog business with Playboy Enterprises, creating and hosting two e-commerce sites: Critics’ Choice Video and Collectors’ Choice Music. As founder of the Company, Mr. Yakov has since developed a number of other branded e-commerce sites for clients, selling a variety of products including sporting goods, chocolates and cosmetics, with which the company now partners to provide ongoing hosting and maintenance. Other significant accomplishments of Mr. Yakov have included establishing an AT&T wholesale e-commerce platform for 180,000 employees and working with high-profile clients such as Disney, Cisco Systems, Pfizer, Motorola, and Microsoft, among many others. Mr. Yakov also developed and maintains a complex extranet/intranet infrastructure that allows Doremus, an Omnicom Communication subsidiary, to provide its advertising services to 50 of the top financial institutions on a real-time basis. Mr. Yakov qualifies as a Director as a result of him being the Chief Executive Officer of the Company and his work experience in the software and payment processing marketplaces.

Ehud Ernst is one of our independent directors and has served on our Board since August 2020. Since 2015, Mr. Ernst has been the chief executive officer of HyperTail.es. From 2007 to 2017, Mr. Ernst founded and was the chief executive officer of Feelternet, a creative digital agency, which served some of the largest brands in the Israeli market. From 2004 to 2007, Mr. Ernst served as division manager at Data-Pro Proximity/BBDO, a large direct marketing and analytics agency in Israel. From 1985 to 1999, Mr. Ernst founded and was the chief executive officer of Ernst Meron studios, one of the largest commercial photography production studio in Israel. Mr. Ernst also co-founded Impressia.com, a marketing technology start-up venture enabling product displays at e-commerce stores. Mr. Ernst graduated from ICP New York with a degree in Photography and Art. Mr. Ernst qualifies as a Director because of his extensive experience in the technology marketplace and his experience as an entrepreneurial executive.

Amir Sternhell is one of our independent directors and has served on our Board since August 2020. Since 2016, Mr. Sternhell has served as chief strategy officer of Sertainty, a data optimization company. Mr. Sternhell has 24 years of experience in the IT and Corporate Learning industries, including two-decades at 2013, where he was head of a business intelligence unit representing Microstrategy, and, chief learning officer, representing Harvard Business Publishing. Mr. Sternhell was the founder of the first Non-Profit Organization that assisted Israel’s Incubator System, in which he hand-held over 100 high-tech companies. Mr. Sternhell was the vice chairman of the American-Israel Chamber of Commerce and Industry, overseeing its initiatives, and a recipient of its Business Leadership Award. Mr. Sternhell served in the Directorate of Military Intelligence for the Israel Defense Forces, and was awarded the Most Outstanding Soldier of the Corp. in 1981. Mr. Sternhell holds an AB in Political Science and Psychology from Tel Aviv University, an MIA in International Economics from Columbia University and an MBA from the ‘Grand Ecole’ EDHEC ‘92 specializing in IT and Management where he graduated first in his class. Mr. Ernst qualifies as a Director because of his experience working with companies in the technology and cybersecurity marketplaces.

Alina Dulimof is nominated to be an independent director. She is currently Chief Operating Officer and Head of Investor Relations and Business Development at Dorset Management LLC, a commodity trading hedge fund she co-founded. Since 2017, she has served as a managing director responsible for business development with Park Avenue Securities (PAS), a wealth management advisory firm in New York. Prior to PAS, from 2012 to 2017, she was a partner with Nationwide Planning Associates and from 2007-2009, she was a VP, Private Banking at Merrill Lynch in New York. She has passed the Series 7 (FINRA-General. Securities Representative exam) and Series 66 (NASAA_Uniform Combined State Law exam) exams. From 1999 to 2007, Ms. Dulimof was an Investment Manager with BrainHeart, a VC firm in Stockholm, where she was responsible for investment decisions, while supporting the management teams of its portfolio companies. As an entrepreneur, Ms. Dulimof achieved successful exits from 2 of her startups, prior to joining BrainHeart. For over 15 years she had managed, advised and invested in a wide range of companies in Blockchain technology, Fintech, 5G, IoT, Cybersecurity, AI, Robotics, E-commerce, Creator economy, Mobile, OOH advertising and Biotech, alongside entrepreneurs, venture capital and private equity firms. Prior to her investment management career, she was a technology executive, starting at Ericsson in Stockholm, directly after her graduation with distinction with a degree in Nuclear Physics from Bucharest University in 1988. At Ericsson, she held executive positions within diverse business areas, from research to product development, marketing and strategic partnerships. During her tenure at Ericsson she earned an Executive MBA from Stockholm School of Economics in 2001. She is a CFA charter holder. Ms. Dulimof qualifies as a Director because of her extensive experience in the finance, technology and cryptocurrency industries.

We believe that our Director Nominees represent a desirable mix of backgrounds, skills, experiences, genders and members of underrepresented communities. Below are some of the specific experiences, qualifications, attributes or skills of each Director Nominee in addition to the biographical information provided above that led to the conclusion that each person should serve as one of our directors in light of our business and structure:

Board Diversity Matrix

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our Directors.

Board Diversity Matrix (as of November 1, 2025)
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors (4 total)	3	1	0	0
Part II: Demographic Background	Male	Female	Non-Binary	Did Not Disclose Gender
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic, Latino or Latina	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	1	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Undisclosed	0	0	0	0

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position(s)
Ronny Yakov	67	Chief Executive Officer and Chairman of the Board of Directors and Director Nominee
Rachel Boulds	55	Chief Financial Officer
Patrick Smith	52	Vice President
Alina Dulimof	58	Director Nominee
Ehud Ernst	65	Director Nominee and Chairman of the Audit Committee
Amir Sternhell	62	Director Nominee

See above the biographies of Mr. Yakov, Mr. Ernst, Mr. Sternhell and Ms. Dulimof.

Ronny Yakov is Chief Executive Officer, Chairman of the Board of Directors, founder and majority stockholder of the Company. Mr. Yakov has over 25 years of experience of concept-to-print, software and e-commerce marketing experience with Fortune 500 and 1,000 companies and a proven track record of helping clients adapt their businesses to technological developments. In 1996, Mr. Yakov entered into the electronic mail-order catalog business with Playboy Enterprises, creating and hosting two e-commerce sites: Critics’ Choice Video and Collectors’ Choice Music. As founder of the Company, Mr. Yakov has since developed a number of other branded e-commerce sites for clients, selling a variety of products including sporting goods, chocolates and cosmetics, with which the company now partners to provide ongoing hosting and maintenance. Other significant accomplishments of Mr. Yakov have included establishing an AT&T wholesale e-commerce platform for 180,000 employees and working with high-profile clients such as Disney, Cisco Systems, Pfizer, Motorola, and Microsoft, among many others. Mr. Yakov also developed and maintains a complex extranet/intranet infrastructure that allows Doremus, an Omnicom Communication subsidiary, to provide its advertising services to 50 of the top financial institutions on a real-time basis.

Rachel Boulds is Chief Financial Officer of the Company. Ms. Boulds currently works for the Company on a part-time basis (spending approximately 80% of her time working for the Company) while also operating her sole accounting practice which she has led since 2009 and which provides all aspects of consulting and accounting services to clients, including the preparation of full disclosure financial statements for public companies to comply with GAAP and SEC requirements. Ms. Boulds also currently provides outsourced chief financial officer services for two other companies. From August 2004 through July 2009, she was employed as a Senior Auditor for HJ & Associates, LLC, where she performed audits and reviews of public and private companies, including the preparation of financial statements to comply with GAAP and SEC requirements. From 2003 through 2004, Ms. Boulds was employed as a Senior Auditor at Mohler, Nixon and Williams. From September 2001 through July 2003, Ms. Boulds worked as an ABAS Associate for PriceWaterhouseCoopers. From April 2000 through February 2001, Ms. Boulds was employed as an e-commerce Accountant for the Walt Disney Group’s GO.com. Ms. Boulds earned a B.S. in Accounting from San Jose University in 2001 and is licensed as a CPA in the state of Utah.

Patrick Smith is Vice President of the Company. Mr. Smith has over 20 years of finance, accounting and operational experience in the merchant services industry. Mr. Smith joined eVance (Formerly Calpian Commerce) in 2014 as Director of Finance. Prior to eVance, Mr. Smith spent 2 years as Director of Financial Planning and Analysis at Cynergy Data, an ISO with over 75,000 merchants. He worked with Pay by Touch, a biometric payments start-up company based in San Francisco, and was part of the financial team that raised over $300M in its capital funding. From 1996 to 2004, Mr. Smith worked for Concord EFS, a large merchant acquirer. His titles at Concord included Internal Audit, Financial Analyst and Vice President/Controller. While at Concord EFS, he was part of the diligence team that worked on several large acquisitions, including those of Star and EPS Debit networks.

None of our directors or officers are related to each other. There are no arrangements or understandings with any of our principal stockholders, customers, suppliers, or any other person, pursuant to which any of our directors or executive officers were appointed.

No officer or director has, during the past five years, been involved in (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time, (b) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses), (c) any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or (d) a finding by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers. To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees or executive officers.

Board of Directors and Corporate Governance

Role of the Board of Directors in Risk Oversight

The Board of Directors is responsible for assessing the risks facing our company and considers risk in every business decision and as part of our business strategy. The Board of Directors recognizes that it is neither possible nor prudent to eliminate all risk, and that strategic and appropriate risk-taking is essential for us to compete in our industry and in the global market and to achieve our growth and profitability objectives. Effective risk oversight, therefore, is an important priority of the Board of Directors.

While the Board of Directors oversees our risk management, management is responsible for day-to-day risk management processes. Our Board of Directors expects management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies that are adopted by the Board of Directors. The Board of Directors expects to review and adjust our risk management strategies at regular intervals or as needed.

Committees of the Board

On August 6, 2020, the Board established an audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating and corporate governance committee (the “Nominating Committee”). Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at www.olb.com.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC.

The principal duties and responsibilities of the Company’s audit committee are to appoint the Company’s independent auditors, oversee the quality and integrity of the Company’s financial reporting and the audit of the Company’s financial statements by its independent auditors and in fulfilling its obligations, the Company’s audit committee will review with the Company’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and the Company’s accounting policies.

The audit committee will be required to report regularly to the Board to discuss any issues that arise with respect to the quality or integrity of the Company’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the Company’s independent auditors.

Our Board of Directors has an Audit Committee, Compensation Committee and a Nominating and Corporate Committee.

Audit Committee

The Audit Committee consists of Amir Sternhell, Ehud Ernst and Alina Dulimof with Mr. Ernst serving as Chairman. The Audit Committee assists the Board of Directors in discharging its responsibilities relating to the financial management of our Company and oversight of our accounting and financial reporting, our independent registered public accounting firm and their audits, our internal financial controls and the continuous improvement of our financial policies and practices. In addition, the Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The responsibilities of the Audit Committee, as set forth in its charter, includes:

•        appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•        pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•        reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•        coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•        establishing policies and procedures for the receipt and retention of accounting-related complaints, whistleblowers, and concerns; and

•        reviewing and approving any related party transactions.

The composition of our Audit Committee complies with all applicable requirements of the SEC and the listing requirements of the Nasdaq Capital Market. We intend to comply with future requirements to the extent they become applicable to us.

Review with Management.    The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors.    The Audit Committee discussed with the Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee also received written disclosures and the letter from the Auditor required by applicable requirements of the PCAOB regarding the Auditor’s communications with the Audit Committee concerning independence and has discussed with the Auditor their independence.

Conclusion.    Based on the review and discussions referred to above, the Audit Committee determined to include our audited financial statements in our Annual Report on Form 10-K for fiscal year 2024, for filing with the SEC.

Compensation Committee

The Compensation Committee consists of Alina Dulimof, Ehud Ernst and Amir Sternhell with Mr. Ernst serving as Chairman. The Compensation Committee assists the Board of Directors in setting and maintaining the Company’s compensation philosophy and in discharging its responsibilities relating to executive and other human resources hiring, assessment and compensation, and succession planning. The responsibilities of the Compensation Committee, as set forth in its charter, includes:

•        reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer;

•        evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

•        determining the compensation of all our other officers and reviewing periodically the aggregate amount of compensation payable to such officers;

•        overseeing and making recommendations to the Board of Directors with respect to our incentive-based compensation and equity plans; and

•        reviewing and making recommendations to the Board of Directors with respect to director compensation.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Alina Dulimof, Ehud Ernst and Amir Sternhell with Mr. Sternhell serving as Chairman. The responsibilities of the Nominating and Corporate Governance Committee, as set forth in its charter, includes:

•        making recommendations to the Board of Directors regarding the size and composition of the Board of Directors;

•        recommending qualified individuals as nominees for election as directors;

•        reviewing the appropriate skills and characteristics required of director nominees;

•        establishing and administering a periodic assessment procedure relating to the performance of the Board of Directors as a whole and its individual members; and

•        periodically reviewing the corporate governance guidelines and supervising the management representative charged with implementing the Company’s corporate governance procedures.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is (or was at any time previously) an officer or employee. None of our executive officers serve or in the past fiscal year has served as a member of the Board of Directors or Compensation Committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or expected to serve on the Compensation Committee.

Attendance

There were four meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2024. Each of our directors attended all of the aggregate number of meetings of the Board that they were eligible to attend.

There were four meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2024. Each of the committee members attended all of the meetings of the Audit Committee that they were eligible to attend.

There was one meeting, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2024. Each of the committee members attended all the meetings of the Compensation Committee that they were eligible to attend.

There were no meetings, exclusive of action by unanimous written consent, of the Nominating Committee held during fiscal year 2024.

Code of Business Conduct

Our Board of Directors has adopted a code of business conduct and ethics, the “Code of Business Conduct,” to ensure that our business is conducted in a consistently legal and ethical manner. Our policies and procedures cover all major areas of professional conduct, including employee policies, conflicts of interest, protection of confidential information, and compliance with applicable laws and regulations. The Code of Business Conduct is available at our website at http://www.olb.com/code-of-conduct/. The reference to our website address in this Annual Report does not include or incorporate by reference the information on our website into this Annual Report. We intend to disclose future amendments to certain provisions of our code of conduct, or waivers of these provisions, on our website or in public filings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2024 Please confirm.

Transactions with Related Persons

Aside from compensation arrangements with executive officers described below, we are a party to certain related party transactions, as described below.

On January 3, 2022, the Company entered into a share exchange agreement with all of the shareholders of Crowd Ignition, Inc. (“Crowd Ignition”) whereby the Company purchased 100% of the equity of Crowd Ignition in exchange for 131,840 shares of the common stock, par value $0.0001 of the Company (the “CI Issued Shares”). The value of the CI Issued Shares was, for purposes of the Agreement, based on the closing trading price of the Company on October 1, 2021 (the date on which a third-party fairness opinion was issued), resulting in an aggregate purchase price for Crowd Ignition of $5.3 million. The purchase price was used solely to establish the agreed upon purchase price between the parties and not for accounting purposes.

Crowd Ignition is a web-based crowdfunding software system. Ronny Yakov, Chairman and CEO of the Company and John Herzog, a significant shareholder of the Company, collectively owned 100% of the equity of Crowd Ignition. The acquisition of Crowd Ignition., was determined to be a common control transaction as each Company has the same two shareholders with a majority ownership. As a result, the assets and liabilities assumed were recorded on the Company’s condensed consolidated financial statements at their respective carry-over basis; however, as of January 3, 2022, Crowd Ignition has no assets, liabilities or other operations.

On December 14, 2022, Mr. Herzog converted 3,612 shares of Series A Preferred Stock together with $932,193 of accrued dividends into 50,491 shares of common stock.

The Company is obliged to issue shares worth of $165,000 to Directors for their service during the year ended December 31, 2022 — a provision for this compensation has been accrued in the balance sheet as of December 31, 2022.

On December 31, 2022, the Company granted 4,132 shares of common stock to Alina Dulimof, Director, for services. The shares were valued at $12.10, the closing stock price on the date of grant, for total non-cash stock compensation expense of $50,000. As of December 31, 2022, the shares were not yet issued by the transfer agent and were recorded as an accrued liability as of that date. The shares were issued on February 15, 2023, resulting in a reduction of the accrued liability and an increase to common stock and additional paid-in capital during the year ended December 31, 2023.

On December 31, 2022, the Company granted 4,132 shares of common stock to Amir Sternhell, Director, for services. The shares were valued at $12.10, the closing stock price on the date of grant, for total non-cash stock compensation expense of $50,000. As of December 31, 2022, the shares were not yet issued by the transfer agent and were recorded as an accrued liability as of that date. The shares were issued on February 15, 2023, resulting in a reduction of the accrued liability and an increase to common stock and additional paid-in capital during the year ended December 31, 2023.

On December 31, 2022, the Company granted 5,371 shares of common stock to Ehud Ernst, Director, for services. The shares were valued at $12.10, the closing stock price on the date of grant, for total non-cash stock compensation expense of $65,000. As of December 31, 2022, the shares were not yet issued by the transfer agent and were recorded as an accrued liability as of that date. The shares were issued on February 15, 2023, resulting in a reduction of the accrued liability and an increase to common stock and additional paid-in capital during the year ended December 31, 2023.

On February 14, 2023, a shareholder reported to the Company that they had incurred short swing profits of $114,654 in connection with a series of purchases and sales of the Company’s stock on the open market. The shareholder disgorged such short-swing profits to the Company on February 28, 2023.

During December 2023, Mr. Yakov made payments on behalf of the company in the amount of $12,678. The amount is non-interest bearing and due on demand.

Statement of Policy

All future transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

To the best of our knowledge, during the past three fiscal years, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds $120,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

Executive Compensation

The following table sets forth certain information for the fiscal years ended December 31, 2024 and 2023, with respect to compensation awarded to, earned by or paid to our Chairman of the Board, President and Chief Executive Officer and our Vice President and Chief Financial Officer (the “Named Executive Officers”). No other executive officer received total compensation in excess of $100,000 during fiscal year 2024.

The table below summarizes all compensation awarded to, earned by, or paid to each named executive officer for our last two completed fiscal years for all services rendered to us.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total
Ronny Yakov,	2024	$750,000	$300,000	—	$406,500	—	—	$30,000	$1,456,500
CEO, Chairman	2023	$750,000	$300,000	—	$541,999	—	—	$30,000	$1,621,999
Patrick Smith,	2024	$350,000	$150,000	—	—	—	—	—	$450,000
Vice President	2023	$350,000	$150,000	—	$—	—	—	—	$450,000
Rachel Boulds,	2024	$36,000	—	—	—	—	—	—	$36,000
CFO	2023	$36,000	—	—	—	—	—	—	$36,000

____________

(1)      Car allowance

(2)      Stock based compensation reflects fair value of options granted during the years ended December 31, 2024 and 2023, each with an exercise price of $0.10 per share. 50% of options vested as of the date of grant, 25% vested on January 1, 2023 and 50% vested on January 1, 2024. Options expire after ten years from grant date if not exercised.

Employment Agreements

On November 14, 2025 the Company entered into an Amended and Restated Employment Agreement with Mr. Yakov (the “Yakov Agreement”). The Yakov Agreement replaces all previous employment agreements. The Yakov Agreement maintains Mr. Yakov’s role as the Company’s Chief Executive Officer through December 31, 2030 and extended for one-year terms thereafter.

The Yakov Agreement sets Mr. Yakov’s base salary at $750,000 and he is eligible for insurance coverages and benefits available to the Company’s employees pursuant to the terms of the Company’s insurance and benefit plans. Mr. Yakov received a $490,000 bonus for acquisitions closed by the Company in 2020 and 2021 and he will be eligible to receive an acquisition bonus equal to two percent (2%) of the gross purchase price paid in connection with a future acquisition. Mr. Yakov shall be eligible to receive an annual bonus of Three Hundred Thousand Dollars ($300,000) based on performance criteria established by the Board. In addition, on an annual basis, Mr. Yakov shall receive options to purchase up to 20,000 shares of common stock of the Company at an exercise price of $0.10 per share.

The Yakov Agreement also states that, if Mr. Yakov’s employment is terminated without cause or he voluntarily terminates his employment for good reason, he will continue to receive his base salary for the remainder of the term along with all earned bonuses. In the event the termination is in connection with Mr. Yakov’s death, disability or bankruptcy of the Company, he will receive the pro rata amount of his base salary through the termination date and all bonuses earned through the termination date.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2024, the following equity awards were outstanding:

Per the terms of Mr. Smith’s employment agreement, he was granted stock options to purchase up to 26,517 shares of common stock at an exercise price of $0.03 per share. The grant vests at the rate of 1/5 beginning on each anniversary of the effective date of grant (April 10, 2018). The stock options will cease vesting after the termination of Mr. Smith’s employment and any unvested options shall be forfeited upon the termination of employment.

Pursuant to the Smith Agreement, on December 23, 2022, Mr. Smith received options to purchase up to 27,500 shares of common stock of the Company at an exercise price of $0.10 per share.

Per the terms of Mr. Yakov’s employment agreement, effective on January 1, 2018, and on each anniversary thereafter during the term of his employment agreement, the Company granted to him options to purchase up to 666 shares of common stock with a per share exercise price equal to $0.30 per share. Each stock option shall become exercisable in increments of one-third upon each anniversary of the date on which it is granted.

On November 13, 2019, the Company entered into an agreement with Mr. Smith and on November 25, 2019, the Company entered into an agreement Mr. Yakov, whereby the Company and option holders each agreed that the exercise price pertaining to those options only would not be adjusted for the effects of a November 2019 reverse stock split.

Pursuant to the Yakov Agreement, on each of December 23, 2022 and January 1, 2023, Mr. Yakov received options to purchase up to 20,000 shares of common stock of the Company at an exercise price of $0.10 per share for a total of 40,000 options to purchase common stock.

At December 31, 2023, there were a total of 156,898 options to purchase common stock, of which 124,801 were vested and exercisable.

2020 Equity Incentive Plan

The Board of Directors have adopted a 2020 Equity Incentive Plan (the “Plan”) for the Company and the holders of majority of our outstanding shares of common stock have approved such plan. On December 22, 2022, the shareholders of the Company approved an amendment and restate of the Plan to increase the number of our shares of Common Stock available for issuance under the 2020 Plan from 24,000 to 200,000 shares. In general, awards under the Plan shall vest ratably over a period of three years (on the first, second and third anniversaries of the agreement) subject to accelerated vesting upon a change of control of our company (although awards may be granted with different vesting terms). Further, pursuant to the Yakov Agreement, on an annual basis until December 31, 2030, Mr. Yakov received up to 40,000 options under the Plan.

The purpose of our Plan is to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial achievements. The 2020 Equity Incentive Plan is administered by the Compensation Committee of our Board of Directors or by the full Board, which may determine, among other things, the (a) terms and conditions of any option or stock purchase right granted, including the exercise price and the vesting schedule, (b) persons who are to receive options and stock purchase rights and (c) the number of shares to be subject to each option and stock purchase right. The Plan provides for the grant of (i) “incentive” options (qualified under section 422 of the Internal Revenue Code of 1986, as amended) to employees of our company and (ii) non-qualified options to directors and consultants of our company.

In connection with the administration of our Plan, our Compensation Committee:

•        determines which employees and other persons will be granted awards under our Plan;

•        grants the awards to those selected to participate;

•        determines the exercise price for options; and

•        prescribes any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

Any grant of awards to any of directors under our Plan must be approved by the Compensation Committee of our Board of Directors. In addition, our Compensation Committee will: (i) interpret our Plan; and (ii) make all other determinations and take all other action that may be necessary or advisable to implement and administer our Plan.

The 2020 Equity Incentive Plan provides that in the event of a change of control, the Compensation Committee or our Board of Directors shall have the discretion to determine whether and to what extent to accelerate the vesting, exercise or payment of an award.

In addition, our Board of Directors may amend our Plan at any time. However, without stockholder approval, our Plan may not be amended in a manner that would:

•        increase the number of shares that may be issued under our Plan;

•        materially modify the requirements for eligibility for participation in our Plan;

•        materially increase the benefits to participants provided by our Plan; or

•        otherwise disqualify our Plan for coverage under Rule 16b-3 promulgated under the Exchange Act.

Awards previously granted under our Plan may not be impaired or affected by any amendment of our Plan, without the consent of the affected grantees.

Director Compensation

Our directors are entitled to the following fixed compensation for their services as directors during the fiscal year ended December 31, 2024.

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total
Alina Dulimof	$0	$10,000	$0	$0	$0	$0	$10,000
Ehud Ernst	$0	$14,000	$0	$0	$0	$0	$14,000
Amir Sternhell	$0	$10,000	$0	$0	$0	$0	$10,000

____________

(1)      Directors were reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties. Through December 31, 2024, on an annual basis, each independent director earned compensation in the form of shares of our Common Stock with a fair market value equal to $50,000 as of the date of issuance and they will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties. The Chairman of the Audit Committee received additional shares of Common Stock with a fair market value equal to $15,000 as of the date of issuance.

(2)      Beginning in 2025, all Directors will receive a fee equal to $10,000 per year, payable in four installments of $2,500 on January 1, April 1, July 1 and October 1 of each year.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2024

Introduction

On July 15, 2024, the Committee approved the engagement of RBSM LLP (“RBSM”) as the Company’s new independent registered public accounting firm. On November 13, 2024, the Audit Committee appointed them as the Company’s independent auditors for the fiscal year ending December 31, 2024.

Stockholders will be asked to ratify the Audit Committee’s appointment of the Auditor to serve as our independent auditors. The Board, through its Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2025. A representative of the Auditor is not expected to be present at the Annual Meeting.

The following table describes fees for professional audit services rendered and billed by RBSM, LLC, our present independent registered public accounting firm and principal accountant, for the review of our quarterly consolidated financial statements and for other services during fiscal year 2024 and for professional audit services rendered and billed by Mac Accounting Group & CPAs, LLP for the audit of our consolidated financial statements and for other services during fiscal year 2023.

Type of Fee	2024	2023
Audit Fees(1)	$68,500	$116,000
Audit Related Fees(2)	$17,500	$5,000
Total	$86,000	$121,000

____________

(1)      Audit fees for fiscal years 2024 and 2023 represent fees billed for services rendered by RBSM, LLC and Mac Accounting Group & CPAs, LLP, for the audit of our consolidated financial statements and review of our quarterly reports on Form 10-Q.

(2)      Audit related fees for fiscal years 2024 and 2023 represent fees billed for services rendered by Accounting Group & CPAs, LLP in connection with our DMint Registration Statements filed during fiscal year 2024.

Our Audit Committee has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

The Board has established pre-approval policies and procedures pursuant to which the Board approved the foregoing audit, tax and non-audit services provided by the Auditor in 2024. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. Fee estimates for these services are approved by the Chairman of the Board based on information provided by our management.

The Board has established pre-approval policies and procedures pursuant to which the Board approved the foregoing audit, tax and non-audit services provided by the Auditor in 2024. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. Fee estimates for these services are approved by the Chairman of the Board based on information provided by our management.

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the votes cast at this Annual Meeting.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF RBSMLLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL 3

THE SAY-ON-PAY PROPOSAL

We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the Exchange Act). This advisory vote is often referred to as the “say-on-pay” vote and allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of its stockholders and is committed to the efficiency and effectiveness of our company’s executive compensation program.

The stockholders at their 2021 annual meeting of stockholders resolved that the frequency at which future advisory votes on executive compensation should be held would be every three years. The last advisory vote on executive compensation was held in 2021.

We are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Executive Compensation,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the “Executive Compensation” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures.

In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our board of directors is asking stockholders to approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC.

Although this vote is advisory and non-binding on our board and our company, our board and the compensation committee, which is responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.

Required Vote

This advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.

Recommendation of the Board

OUR BOARD RECOMMENDS A VOTE “FOR” THE SAY-ON-PAY PROPOSAL.

PAY VERSUS PERFORMANCE

Pay Versus Performance

The following Pay Versus Performance information presents the compensation of our Principal Executive Office (“PEO”) and Named Executive Officers (“NEOs”) disclosed in the Summary Compensation Table as well as Compensation Actually Paid (“CAP”) to our NEOs and certain performance measures prepared in accordance with Item 402(v) of SEC Regulations S-K.

As discussed further below, the CAP amounts do not necessarily represent actual compensation earned or realized by our NEOs in a given year. The Compensation Committee did not consider the Pay Versus Performance information in 2024 in making its compensation decisions for our NEOs. For additional information about our performance-based pay philosophy and how the Compensation Committee aligns executive compensation with our performance, refer generally to the sections above.

	Summary Compensation Table	Compensation Actually	Average Summary Compensation Table Total for	Average Compensation Actually Paid to	Value of Initial Fixed $100 Investment Based on(3):	Net Income
Year	Total for PEO	Paid to PEO(2)	Non-PEO NEOs(1)	Non-PEO NEOs(2)	TSR
2024	$1,456,500	$1,050,000	$500,000	$500,000	$20.69	$(11,349,814)
2023	$1,621,999	$1,050,000	$500,000	$500,000	$39.48	$(17,583,327)

____________

(1)      Non-PEO consists of one person

(2)      The CAP amounts presented reflects the following adjustments to compensation reported within the Summary Compensation Table as required by the SEC:

	2024		2023
Adjustments to Summary Compensation Table amounts to CAP amounts	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)
Summary Compensation Table	1,456,500	500,000	1,621,999	500,000
Grant Date FV of option awards granted in fiscal year	(406,500)	—	(571,999)	—
Total Compensation Actually Paid	$1,050,000	$500,000	$1,050,000	$500,000

(3)      Total Shareholder Return (“TSR”) represents cumulative total shareholder return on a fixed investment of $100 in our common stock for the period beginning on the last trading day of the fiscal year ended December 31, 2022 through the last trading day of the applicable fiscal year.

Relationship between CAP and Performance Measures

In accordance with Item 402(v) requirements, we are providing the following charts to describe the relationships between CAP to our PEO and NEOs and our financial performance, in each case presented in the charts below: 1) TSR of the Company and 2) Net Income.

Relationship between CAP and Performance Measures

In accordance with Item 402(v) requirements, we are providing the following charts to describe the relationships between CAP to our PEO and NEOs and our financial performance, in each case presented in the charts below: 1) TSR of the Company and 2) Net Income.

Compensation Actually Paid vs Cumulative TSR

	2023	2024
PEO	$1,050,000	$1,050,000
NEO	$500,000	$500,000
TSR	$39	$21

Compensation Actually Paid vs Net Income

	2023	2024
PEO	$1,050,000	$1,050,000
NEO	$500,000	$500,000
Net Income	$(17,583,327)	$(11,349,814)

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. The Company records legal costs associated with loss contingencies as incurred and accrues for all probable and estimable settlements.

On November 24, 2021, we entered into an Asset Purchase Agreement (the “Agreement”) dated as of November 15, 2021, with FFS Data Corporation (“FFS”) whereby we acquired a portfolio of merchants utilizing financial transaction processing services (the “Acquired Merchant Portfolio”). The purchase price was $20 million, with $16 million paid at closing, $2 million payable within six months after closing, and a $2 million payment to be transferred to an escrow account, contingent upon an Attrition Adjustment, as described in the Agreement. However, the Company is engaged ongoing litigation with FFS relating to allegations of, among other things, breaches of contract in connection with the Acquired Merchant Portfolio whereby FFS is claiming to be paid the full purchase price of the Acquired Merchant Portfolio and the Company is making a claim to recover the purchase price of the Acquired Merchant Portfolio based on misrepresentations made about the Acquired Merchant Portfolio and related fraud and other claims, which resulted in a termination of the bank processing agreement by Clear Fork Bank (the “Bank”) and eventual termination of all payment processing business with the merchants. In addition, in connection with the litigation with FFS, the Company has also made a claim against the Bank for damages the Company suffered as a result of it having to cease processing transactions for the merchants underlying the Acquired Merchant Portfolio. The Bank has filed a counterclaim for fees incurred by it in connection with the transactions processed since the acquisition of the Acquired Merchant Portfolio by the Company. However, the damages claimed have been materially reduced over time due to account balancing which was not completed at the time of the counterclaim. The litigations are currently in discovery and dates for trial are not yet finalized.

Due to the ongoing litigation with FFS relating to a breach of contract in connection with the Acquired Merchant Portfolio, the Company has written off the asset and recognized a $12,642,857 loss on impairment for the year ended December 31, 2023. Without the write off, the 2023 net loss would have been $4,940,470, less than the previous year.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 8,780,749 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. The affirmative vote of a majority of the shares of Common Stock present and votes cast at the Annual Meeting or by proxy is required for approval of proposals 2 and 3.

Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, OFFICERS AND DIRECTORS

The following table sets forth, as of September 30, 2025, information regarding the beneficial ownership of each class of our voting securities by: (i) our officers and directors; (ii) all of our officers and directors as a group; and (iii) each person known by us to beneficially own 5% or more of any class of our outstanding voting securities. Generally, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

The address of each holder listed below, except as otherwise indicated, is c/o The OLB Group, Inc., 1120 Avenue of the Americas, 4th Floor, New York, NY.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned**	Percent of Common Stock Beneficially Owned(1)**	Number of Voting Shares Beneficially Owned**	Percent of Voting Shares Beneficially Owned(2)**
5% Beneficial Owners
None	—	—	—	0%
Directors and Officers
Ronny Yakov	4,378,014	49.86%	4,378,014	49.86%
Rachel Boulds	35,000	*	35,000	*
Patrick Smith	830,784	9.46%	830,784	9.46%
Alina Dulimof	15,212	*	15,212	*
Ehud Ernst	12,000	*	12,000	*
Amir Sternhell	16,046	*	16,046	*
All directors and executive officers as a group (6 persons)	5,287,056	60.21%	5,287,056	60.21%

____________

*        Less than 1%.

**      Under SEC rules, beneficial ownership includes shares over which the individual or entity has voting or investment power and any shares which the individual or entity has the right to acquire within sixty days.

(1)      Percentage ownership of common stock is based on 8,780,749 shares of Common Stock outstanding. No directors or officers beneficially own any shares of Series A Preferred Stock.

(2)      As reported on Schedule 13G/A filed with the SEC on August 1, 2025.

Deadline for Submission of Stockholder Proposals for 2026 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2026 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 1120 Avenue of the Americas, Fourth Floor, New York, New York 10036 no later than July 28, 2026.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2026 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as amended, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2026 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Ronny Yakov. Mr. Yakov will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Such Report includes the Company’s audited financial statements for the 2024 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Patrick Smith, Vice President, Finance of the Company, at 1120 Avenue of the Americas, Fourth Floor, New York, New York 10036.

Transfer Online, Inc. 512 SE Salmon St. Portland, OR 97214 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 1 1 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/18/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/18/2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 1 OF 2 PAGE TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Ronny Yakov 02 Amir Sternhell 03 Ehud Ernst 04 Alina Dulimof The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 To ratify the appointment by the Board of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. 3 To approve, on an advisory basis, the compensation of our named executive officers as described in the proxy statement under the heading “Executive Compensation.” NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET Signature (Joint Owners) Date ANY CITY, ON A1A 1A1 Signature [PLEASE SIGN WITHIN BOX] Date JOB # SHARES CUSIP # SEQUENCE # 0000686086_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Form 10-K are available at www.proxyvote.com THE OLB GROUP, INC. Annual Meeting of Stockholders December 19, 2025 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Matthew Kepke as Proxy of the undersignend, with full power of substitution, to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of THE OLB GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 10:00 AM, EST on 12/19/2025, Virtually at:www.virtualshareholdermeeting.com/OLB2025 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000686086_2 R2.09.05.010